As filed with the Securities and Exchange Commission on April 21, 1999


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 16, 1999


                  Exact name of Registrant as
Commission      specified in its charter, address               State of      I.R.S. Employer
File No.        of principal executive offices, telephone     Incorporation    Identification No.
 1-8349           FLORIDA PROGRESS CORPORATION                   Florida         59-2147112
                  One Progress Plaza
                  St. Petersburg, Florida 33701
                  Telephone (727) 824-6400

 1-3274           FLORIDA POWER CORPORATION                      Florida         59-0247770
                  One Progress Plaza
                  St. Petersburg, Florida 33701
                  Telephone (727) 820-5151



The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the period ended March 31, 1999.

     Florida Progress issued an Investor News report dated April 16, 1999 reporting 1999 first quarter earnings. A copy of the Investor News report is being furnished herewith as Exhibit 99.(a).

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Progress Investor News report dated April 16, 1999 reporting 1999 first quarter earnings.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FLORIDA PROGRESS CORPORATION

                                          FLORIDA POWER CORPORATION

                                              /s/Pamela A. Saari
                                          By:____________________________
                                              Pamela A. Saari
                                              Treasurer of each Registrant



Date:  April 16, 1999

                               EXHIBIT INDEX



Exhibit No.                         Description of Exhibit


99.(a) Florida Progress Investor News report dated April 16, 1999 reporting 1999 first quarter earnings.